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                                                                    Exhibit 10.1


                                 PROMISSORY NOTE


$209,892.00                                        Cambridge, Massachusetts
                                                        January 6, 1997


         FOR VALUE RECEIVED, the undersigned RAYMOND C. KUBACKI, JR. hereby promises to pay to the order of PSYCHEMEDICS CORPORATION, a Delaware corporation (the "Company"), in accordance with and subject to the terms and conditions set forth herein, on or before January 6, 1998, the principal sum of TWO HUNDRED NINE THOUSAND EIGHT HUNDRED TWO DOLLARS AND 00/100 ($209,892.00), or so much thereof as may from time to time be outstanding, and to pay interest on the unpaid portion of such principal amount at the rate of 5.88 % PER ANNUM until such principal amount and all accrued unpaid interest thereon shall have been paid.

         Interest accrued on the unpaid balance of principal from time to time outstanding shall be payable together with payment of principal. Each payment made under this Note shall be applied first to interest then due and then to principal.

         This Note is secured by a pledge of certain shares of Common Stock of the Company owned by the undersigned more particularly described in the Pledge Agreement dated as of the date hereof (the "Pledge Agreement") by and between the undersigned and the Company. The Pledge Agreement is intended to provide additional security to the Company for the obligations of the undersigned under this Note and is not intended to limit in any way the obligations of the undersigned under this Note which is a full recourse obligation of the undersigned.

         The undersigned, and each endorser and guarantor of this Note, hereby waives demand, presentment for payment, notice of dishonor and protest, and all other formalities provided by law. The undersigned hereby agrees that no delay or omission on the part of the holder hereof in exercising any right or remedy hereunder shall constitute a waiver of such right or remedy or of any other right or remedy hereunder. The occurrence of any of the following events shall constitute an Event of Default under this Note:




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         1.       Failure of the undersigned to pay when due any payment of
                  principal or interest herein required, which failure continues unremedied for thirty (30) days;

         2.       An Event of Default under the Pledge Agreement;

         3. the death, dissolution, liquidation, or termination of existence of the undersigned or of any endorser or guarantor hereof; or

         4. the making of an assignment for the benefit of creditors by, the insolvency of, the appointment of a receiver of any part of the property of, or the filing of a petition in bankruptcy or the commencement of any proceeding under any bankruptcy or insolvency law or any law relating to the relief of debtors, readjustment of indebtedness, reorganization, composition or extension by or against, the undersigned or any endorser or guarantor hereof.

Upon the occurrence of an Event of Default under this Note, the outstanding principal balance hereof, together with any accrued unpaid interest thereon, and together with all reasonable costs of collection, including reasonable attorneys' fees, shall become immediately due and payable at the option of the holder hereof. Failure on the part of the holder hereof to exercise said option shall not constitute a waiver of the right of the holder hereof to exercise said option in the event of any subsequent Event of Default.

         Payments of principal and interest hereunder shall be made at 1280 Massachusetts Avenue, Suite 200, Cambridge, Massachusetts 02138, or such other address as the holder hereof may designate from time to time. The undersigned shall have the right to prepay all or any part of the principal sum secured hereby at any time or from time to time without premium or penalty.

         This Note shall take effect as an instrument under seal and shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

         EXECUTED as of the date set forth above.


                                             /s/ Raymond C. Kubacki, Jr.
                                             ----------------------------------
                                             Raymond C. Kubacki, Jr.



Signed in the presence of:


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